Exhibit 28














                          PENNSYLVANIA ELECTRIC COMPANY
                            EMPLOYEE SAVINGS PLAN FOR
                            BARGAINING UNIT EMPLOYEES

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended
                           December 31, 1997 and 1996